EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements  on Form S-8  (File No.  333-66626)  of  InterDigital  Communications
Corporation of our report dated May 27, 2005 relating to the financial statements and supplemental schedules of InterDigital Communications, Corp. Savings and Protection Plan, for the year ended December 31, 2004 which appear in this Form 11-K


/s/Cogen Sklar LLP
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Bala Cynwyd, Pennsylvania
June 28, 2005


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